UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                       Schedule 14A Information

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                              Act of 1934

                                   2





                            PROXY STATEMENT
           RELATING TO ANNUAL MEETING OF THE SHAREHOLDERS OF

                       ELAST TECHNOLOGIES, INC.
        (Exact name of Registrant as specified in its charter)





Nevada                                            88-0380544
(State of organization)    (IRS Employer Identification No.)

2505 Rancho Bel Air, Las Vegas, Nevada 89107
(Address of principal executive offices)

Registrant's telephone number, including area code (702) 878-8310

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [  ]

     [X] No fee required.

     [  ] Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))
     [X] Definitive Proxy Statement
     [  ] Definitive Additional Materials
     [  ] Soliciting Material Pursuant to  240.14a-11(c) or  240.14a-
     12

PROXY STATEMENT TO BE MAILED TO SHAREHOLDERS ON October 24, 2000.

                       ELAST TECHNOLOGIES, INC.
                       ------------------------

               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD NOVEMBER 22, 2000

           TO THE STOCKHOLDERS OF ELAST TECHNOLOGIES, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of ELAST TECHNOLOGIES, INC., a Nevada corporation (the "Company"), will be held at 12:00 p.m. PST, on Wednesday, November 22, 2000, at the Company's administrative offices located at 3960
Howard Hughes Pkwy, 5th Floor, Las Vegas, Nevada 89109, for the following purposes:

     1. To elect the directors of the Company to serve for a one year term.

     2. To transact such other business as may come properly before the meeting or any postponements or adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on October 12, 2000 are entitled to notice of and to vote at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person; however, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.

By Order of the Board of Directors,



/s/ Thomas Krucker
Thomas Krucker, President

Las Vegas, Nevada
October 17, 2000


                 THIS PROXY IS BEING SOLICITED BY THE
                         BOARD OF DIRECTORS OF
                       ELAST TECHNOLOGIES, INC.

Date, Time, and Place Information

(a) The 2000 Annual Meeting of Shareholders of Elast Technologies, Inc., a Nevada corporation, (the "Company") will be held on November 22, 2000, at 12:00 p.m. PST, at the administrative offices located at 3960 Howard Hughes Pkwy, 5th Floor, Las Vegas, Nevada 89109. All shareholders of record on October 12, 2000, may attend and vote in person or by proxy at this meeting or at any adjournment thereof (collectively, the "Meeting").

  This Proxy Statement is furnished to shareholders of the Company in connection with the solicitation by the Board of Directors of Proxies in connection with the Meeting. The Board of Directors of the Company is soliciting Proxies so that each shareholder is given an opportunity to vote. These Proxies enable shareholders to vote on all matters that are scheduled to come before the Meeting. When
  Proxies are returned properly executed, the shares represented thereby will be voted by the Proxy Committee in accordance with the shareholders' directions. Shareholders are urged to specify their choices by marking the enclosed Proxy; if no choice has been specified, the shares will be voted "for" the nominees for election of directors for the Company. The Proxy also confers upon the Proxy Committee discretionary authority to vote the shares represented thereby on any other matter that may properly be presented for action at the Meeting.

  At the Annual Meeting, the Company's shareholders will be asked (i) to elect the nominees listed below to serve as members of the Board of Directors until the next annual meeting of shareholders or until their successors are duly elected and qualified, (ii) to take such other action as may properly come before the Meeting.

(b) The Proxy Statement shall be mailed October 24, 2000 to shareholders of record on October 12, 2000.

(c) The next annual meeting of the Company is scheduled for November 21, 2001. Any shareholder is permitted to present a proposal to be voted upon at that meeting. Any such proposal must be received by the Company no later than July 14, 2001 (120 days before the meeting). If the date of the annual meeting is advanced by more than 30 calendar days or delayed by more than 90 calendar days from the above meeting date, the Company shall, in a timely manner, inform all shareholders of the changed meeting date and of the date by which such proposals must be received.

Revocability of Proxy

Any and all proxies given by shareholders may be revoked by (i) letter or facsimile, with the signature of the shareholder, addressed to the Secretary of the Company, specifically revoking the proxy, or (ii) a properly created proxy bearing a later date. Any correspondence revoking a proxy is subject to the same delivery requirements as the original proxy was subject to. A revocation that is not timely received shall not be taken into account, and the original proxy shall be counted. Neither attendance at the meeting nor voting at the meeting shall revoke the proxy.

Voting Securities and Principal Holders Thereof

Each shareholder is entitled to one vote for each share owned by him or her. There is one class of voting stock, with a total of 12,953,215 shares outstanding as of October 12, 2000, representing 12,953,215 votes. Owners of shares, as listed on the books of the Company on October 12, 2000, shall be entitled to vote their shares either in person or by proxy.

There are no persons known to the Company, as of October 12, 2000, to be a beneficial owner of five percent (5%) or more of the Company's common stock, other than Dr. Milne, the Company's Secretary and Director.

The following table lists the holdings of the officers and directors of the Company.

   Name and Address of Beneficial     Amount and Nature  Percent of
   Owner                              of Beneficial      Class
                                      Ownership
   Thomas Krucker (1)                     267,332            2.06%
   2505 Rancho Bel Air
   Las Vegas, NV 89107
   Dr. Robert Milne (2)                 3,859,976           29.80%
   2432 Greens Ave.
   Henderson, NV 89014
   Total ownership of officers and      4,127,308           31.86%
   directors
   (2 individuals)

(1) Shares of the Company's common stock are held by (i) Mr. Krucker; and (ii) a trust in the name of Mr. Krucker's spouse, Katherine.

(2) Shares of the Company's common stock are held by (i) Dr. Milne; and
(ii) Dr. Milne's spouse, Julie Milne.

Directors and Executive Officers

As provided in the Bylaws of the Company, the Board of Directors has nominated a slate of candidates for election to the Board of Directors for a term of one year and until their successors have been elected and qualified. The Bylaws also provide that the Board of Directors shall have the right at any time during the ensuing year to increase the number of directors and to elect such directors by a majority vote. Unless authority is withheld, the Proxy Committee will vote for the election of the four nominees named below as Directors of the Company. The Board has no standing committees of any kind.

                    NOMINEES STANDING FOR ELECTION

The following nominees are standing for election to serve as members of the Board of Directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified:

Thomas Krucker is the President, Chief Executive Officer, and a director of the Company.

Mr. Krucker graduated from the University of Arizona in 1962 and received a Juris Doctorate degree from Pepperdine University in 1969. Mr. Krucker served with Toyota USA for approximately 20 years. Mr. Krucker was formerly the chief operating officer of Fun City Popcorn, Inc., a Nevada corporation which recently changed its name to Tone Products. Mr. Krucker left Tone Products to accept the office of President of the Company.

Robert D. Milne, M.D. is the Chairman of the Board of Directors of the Company.

Dr. Milne is a board-certified family practice physician with extensive experience in allergy testing and preventative medicine. He is also the inventor of the ELAST Device. Before starting his own practice at the Milne Medical Center in Las Vegas, Nevada, Dr. Milne was Medical Director at the Omni Medical Center and also practiced medicine at the Nevada Clinic after previous assignments in emergency medicine and a family practice. Dr. Milne is the author of numerous papers in the medical field and has authored several books, including The Definitive Guide to Headaches and The Photon Connection - Energy for the New Millennium.

Dr. Eduardo Daniel Jimenez Gonzalez; Director

Dr. Jiminez is an international banker and Mexican attorney who specializes in immigration, civil, and criminal matters in the Republic of Mexico and who provides international consulting services regarding finance, credit, commerce, industrial and tourist development, import and export matters, and administrative management. Dr. Gonzalez is a Fullbright Scholar who received a Master of Arts Degree from John Hopkins University, School of Advanced International Studies, in Washington, D.C. and who has studied International Economics at Harvard University and American Civilization at Georgetown University. Dr. Gonzalez has served as a counselor at the Mexican Embassy in Washington, D.C., as a Mexican Minister in Bonn, as Ambassador at Large for Mexico in Oslo, Norway and Islandia, and as private secretary for a former President of Mexico. He has served as Managing Director for Latin American Investment Banking for First Chicago Bank in Panama, Colombia, Venezuela, Ecuador and Peru, as as First Chicago Bank's Vice-President for the Western Hemisphere. He is an international lecturer on economic development and an International Law Professor at the University of Mexico.

Proxies are solicited in favor of the nominees and it is intended that the proxies will be voted for the nominees unless otherwise specified. Should a nominee become unable to serve for any reason, unless the shareholders by resolution provide for a lesser number of directors, the persons named in the enclosed proxy will vote for the election of a substitute nominee. The Board of Directors has no reason to believe that any nominee will be unable to serve.

                            RECOMMENDATION

The Board of Directors recommends that shareholders vote FOR the election of the director nominees. Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock present and entitled to vote on this item at the Annual Meeting is required to elect the nominees. In determining whether this item has received the requisite number of affirmative votes, abstentions will not be counted and will have no effect on the result of the vote, although abstentions will count toward the presence of a quorum. Brokers who hold shares in street name have the authority to vote on certain routine matters on which they have not received instruction from the beneficial holders of such shares. Brokers holding shares in street name, who do not receive instruction, are entitled to vote on the election of directors, and such broker votes will count toward the presence of a quorum.

Legal Proceedings

There are no material pending legal proceedings to which any officer or director of the Company is a party, and to the best of their knowledge no such action by or against any officer or director has been threatened.

Compensation of Directors and Executive Officers

No officer or director of the Company is receiving any remuneration at this time, except as follows:

Any compensation received by officers, directors, and management personnel of the Company will be determined from time to time by the Board of Directors of the Company. Officers, directors, and management personnel of the Company will be reimbursed for any out-of-pocket expenses incurred on behalf of the Company. Officers' compensation, in the aggregate, increased from $203,682 during the year ended 1998 to $344,737 during the year ended 1999. Compensation to the Company's officers is specified on the following chart:

               Cash          Auto                Meals &                        Total
               Compensation  Expense  Insurance  Entertainment Travel  Housing  Compensation
               --------      -------   -------    --------     -------  -------  --------

T. Krucker         $66,040  $ 16,269   $  8,397      $ 69,004  $20,184  $    --     $179,894

T. Hamilton(1)     110,894     8,470      1,701            --       --   15,000      136,065

Dr. Milne           28,778        --         --            --       --       --       28,778

Totals            $205,712  $ 24,739   $ 10,098      $ 69,004  $20,184  $15,000     $344,737

During 1999, the Company also granted options to purchase up to 150,000 shares  of  the Company's common stock to two members of the  Board  of
Directors;  however, because the exercise price of the options  equaled or exceeded the fair value of the Company's common stock at the date of grant,  no compensation expense was recognized in connection  with  the issuance  of  these  options. In 1999 the Company paid  $11,000  to  an officer and major shareholder for rental and purchase of a vehicle.  Of the  amount  paid,  $2,700  represented automobile  rental  and  $8,300 represented  the purchase price. The automobile was used  for  business purposes and subsequently sold to an independent party for $5,000.  The
Company  recognized  a $2,608 loss from the sale of  the  asset.  Other expenditures  for  travel, entertainment, insurance,  car  leases,  and
miscellaneous  expenses  were  also  categorized  as  compensation   to
officers during fiscal 1999.

Dr.  Milne, an officer, director and major shareholder of the  Company, was issued 100,000 shares of the Company's $.001 par value common stock
as   additional   compensation  for  his  services  to   the   Company;
specifically,  his  continuing efforts related to  the  development  of certain  technology  which  will be utilized  by  the  Company  in  its business  operations.  Those shares were valued  at  what  the  Company believes  was the fair market value at the time of issuance, which  was
$1.50 per share.

(1)  on  or about December 30, 1999, the holders of at least two-thirds
(2/3) of the Company's issued and outstanding shares of $.001 par value common stock provided the Company's Secretary with written consents approving the removal of Mr. Hamilton as a member of the Company's
Board  of  Directors. The Company's Board of Directors also  terminated
Mr. Hamilton's employment as an officer of the Company on or about the same date.

Vote Required for Approval

Each shareholder is entitled to one vote for or against each director standing for election for each share he or she held of record on October 12, 2000. The shareholder may choose to ABSTAIN from voting for any individual for election to the Board of Directors. By choosing to ABSTAIN, the shareholder withholds his or her authority for the Proxy
Committee to vote for that candidate. Abstentions will be counted toward the presence of a quorum.

Annual Report

Included with this proxy statement is a copy of the Company's annual report for the year ended December 31, 1999. This annual report is taken from the Company's Form 10K-SB, filed with the United States
Securities and Exchange Commission on March 30, 2000, with certain exhibits excluded. The entire filing, with all exhibits attached, is available online at the SEC's website, www.sec.gov, or at FreeEdgar, www.FreeEdgar.com. (Note that some of those exhibits are not attached to the Form 10K-SB but are included in other Forms filed with the SEC;
those Forms are referenced from the Form 10K-SB, and are also available online at the addresses mentioned above.) The exhibits listed in the table below are not included with this proxy statement. Any shareholder who wishes to receive a copy of any of these exhibits may view them online at the addresses mentioned above, or may receive a copy from the Company by written request sent to the Company at the address shown on the cover page of this proxy statement, together with a check in the amount of $20 for each exhibit requested, which covers the cost of copying, handling, and mailing the exhibits. CERTAIN OTHER INFORMATION
IS  AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST. PLEASE CONTACT ELAST
TECHNOLOGIES,  INC.,  2505  RANCHO BEL AIR, LAS  VEGAS,  NEVADA  89107,
TELEPHONE  (702) 878-8310. IF YOU WOULD LIKE TO REQUEST A COPY  OF  THE
COMPANY'S  QUARTERLY REPORT ON FORM 10-QSB FOR THE PERIOD  ENDED  MARCH
31, 2000, OR ADDITIONAL REPORTS.

         3.1                 Certificate of Incorporation
                             (Charter Document)*
         3.2                 Amendment to Certificate of
                             Incorporation
                             (Charter Document)*
         3.3                 Bylaws*
         10.1                Financing Agreement
                             (material contract)
         10.2                Frontier GlobalCenter, Inc.
                             Agreement
                             (material contract)*
         11                  Statement Re: Computation of Per
                             Share Earnings(Loss)**
         21.                 Subsidiaries of the Registrant**
         23.1                Consent of Auditors
         23.2                Consent of Counsel*
         27                  Financial Data Schedule

* Incorporated by reference to the Form SB-2 filed with the SEC on December 7, 1999.

                           BY ORDER OF THE BOARD OF DIRECTORS



                           By:/s/ Thomas Krucker
                              Thomas Krucker, President

      PROXY CARD FOR ELAST TECHNOLOGIES, INC.(the "Corporation")

This proxy is solicited on behalf of the Board of Directors of the Corporation for the Annual Meeting of Shareholders to be held on November 22, 2000. The Board of Directors recommends a vote "FOR" the following:

To elect the following individuals to the Board of Directors of the Corporation

                                 FOR        AGAINST     ABSTAIN
         Thomas Krucker          ____         ____        ____
         Dr. Robert Milne        ____         ____        ____
         Dr. Eduardo Daniel
         Jiminez Gonzalez        ____         ____        ____

Votes MUST be indicated by placing an "X" in one of the above boxes for each nominee using black or blue ink. The undersigned hereby appoints
Thomas Krucker, proxy, with full power of substitution, to vote all shares of Common Stock of the undersigned in the Corporation at the Annual Meeting of Shareholders to be held on November 22, 2000, and at any adjournment thereof, upon all subjects that may properly come before the meeting. IF SPECIFIC DIRECTIONS ARE NOT GIVEN WITH RESPECT
TO  ANY  MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING AND THIS  PROXY
CARD IS SIGNED AND RETURNED, THE PROXY WILL VOTE IN ACCORDANCE WITH THE
ABOVE  RECOMMENDATION  AND  MAY EXERCISE DISCRETIONARY  AUTHORITY  WITH
RESPECT TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

Please date and sign exactly as your name or names appear on this proxy card. If the shares are held jointly, each shareholder should sign. If signing as an executor, trustee, administrator, custodian, guardian, corporate officer, or pursuant to a power of attorney, please so indicate below.

Dated:                By:

                      Print Name:

     Check this box if you have either a change of address or comments, and please note the same on this proxy card.

Mail this Proxy Card to:  Elast Technologies, Inc.
                     Proxy Committee
                     Pacific Stock Transfer Company
                     5844 S. Pecos Rd., Suite D
                     Las Vegas, NV   89120
